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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                  FORM  8 - K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 27, 1998



                          NATIONAL  STEEL  CORPORATION

             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



           1-983                                       25-0687210
  (Commission File Number)                   (IRS Employer Identification No.)



4100 Edison Lakes Parkway, Mishawaka, IN               46545-3440
 (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:   219-273-7000


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ITEM 5.  OTHER EVENTS


National Steel Corporation issued three press releases on October 27, 1998 announcing the following actions:

      (1) Third quarter 1998 results, quarterly dividend and stock repurchase program.

      (2) The election of Mitsuoki Hino to its Board of Directors.

      (3) Appointment of executive officers and realignment of marketing and sales organization.

Copies of these press releases are attached hereto as Exhibit 99.1 99.3 respectively.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 99.1 Press release dated October 27, 1998 regarding third quarter 1998 results

Exhibit 99.2 Press release dated October 27, 1998 regarding election of Mitsuoki Hino to Board of Directors

Exhibit 99.3 Press release dated October 27, 1998 regarding appointment of executive officers and realignment of marketing and sales organization



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   NATIONAL STEEL CORPORATION

Date:  October 30, 1998            By: /s/Glenn H. Gage
                                      ------------------------------------------
                                      Glenn H. Gage
                                      Senior Vice President and Chief Financial
Officer